MFS MUNICIPAL SERIES TRUST:

                    MASSACHUSETTS MUNICIPAL HIGH INCOME FUND

                       NEW YORK MUNICIPAL HIGH INCOME FUND

                      Supplement to the Current Prospectus


The portfolio manager section of the prospectus is hereby restated as follows:

The fund is managed by Michael W. Roberge and Geoffrey L. Schechter, each a Senior Vice President of the adviser. These individuals have been the fund's portfolio managers since: Mr. Roberge - since inception and Mr. Schechter - August 2002, and they have been employed in the MFS investment management area since: Mr. Roberge - 1996 and Mr. Schechter - 1993.



                 The date of this Supplement is August 26, 2002.